Exhibit 99.1

FINAL FOR RELEASE Contact Jupiter Wellness, Inc. 561-244-7100 investors@jupiterwellness.com Release Date 12/19/2022

SRM Entertainment Files S-1 Registration for Spin-Off from Jupiter Wellness

Jupiter Wellness Shareholders to Receive Distribution of Shares in a Nasdaq-Listed SRM Entertainment

JUPITER, FL / December 19, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual wellness, announced today that SRM Entertainment, Inc. (SRM) has filed a registration statement with the Securities and Exchange Commission to separate the company from Jupiter Wellness, Inc. (Jupiter Wellness). Upon completion of the spin-off, SRM and Jupiter Wellness will be two independent and separate public companies. Jupiter Wellness is expected to remain the majority shareholder of SRM.

For over three decades, SRM has been a dependable provider of toys and souvenirs for some of the world’s biggest theme parks and entertainment spots. SRM has gained the trust of many well-known brands, such as the Smurfs and Zoonicorn, granting them the ability to use their characters in the creation of unique products and toys. Through these relationships, SRM has established itself as a leader in supplying the amusement and entertainment industry worldwide, allowing customers to engage with the intellectual property of these brands in ways that would otherwise be impossible. By doing so, SRM is helping to extend these content providers’ relevance and maximize the lifetime value of their content.

The CEO of SRM, Richard Miller, stated, “SRM is a nuts-and-bolts business; the more capital we have to turn, the faster we will grow. This IPO of SRM to the NASDAQ will provide us with the capital to continue our revenue growth while giving loyal Jupiter Wellness shareholders a stock dividend in SRM Entertainment.”

The date for determining which Jupiter Wellness shareholders will receive SRM shares in the spin-off will be announced before the effective date of SRM’s registration statement. Once the registration statement is declared effective by the Securities and Exchange Commission, shares of SRM will be distributed to Jupiter Wellness shareholders, who will continue to hold their shares in Jupiter Wellness.

This press release is not an offer of any securities of SRM, and SRM is not soliciting offers to acquire any securities of SRM. The shares of SRM’s common stock have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exception from registration requirements.

Jupiter Wellness has also announced a decision to delay the second half of its head-to-head trial between JW-100 and Eucrisa until after its IND meeting with the FDA.

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About SRM Entertainment

SRM Entertainment is a leading design & manufacturing company of innovative toys, souvenirs, plush, and gifts. We partner with the largest entertainment and theme parks worldwide to produce licensed, exclusive, high-quality toys, souvenirs, and gift products. With 30-plus years in the industry, we have secured a top-rated reputation working with factories with excellent safety records.

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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